Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended June 30, 2006, I, Thomas B. King, President and Chief Executive Officer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)
such Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended June 30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended June 30, 2006, fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ Thomas B. King
THOMAS B. KING
President and Chief Executive Officer

August 2, 2006

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended June 30, 2006, I, Christopher P. Johns, Senior Vice President, Chief Financial Officer and Treasurer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)
such Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended June 30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended June 30, 2006, fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ Christopher P. Johns
CHRISTOPHER P. JOHNS
Senior Vice President, Chief Financial Officer
and Treasurer

August 2, 2006